Exhibit 10.1

FORM OF REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made as of               , 2008(1) between SCBT Financial Corporation, a South Carolina corporation (the “Company”), and                                  (the “Investor” and, collectively with other Persons (as defined below) who have executed a Subscription Agreement (as defined below), the “Investors”).

Execution and delivery of this Agreement by the parties hereto are conditions to the Investor purchasing Shares (as defined below) from the Company under the Subscription Agreement (as defined below).  Accordingly, the parties hereto hereby agree as follows:

Section 1.              Definitions.  Unless the context otherwise requires, the terms defined in this Section 1 have the meanings herein specified for all purposes of this Agreement, applicable to both the singular and plural forms of such terms:

“Affiliate” shall have the meaning under Rule 501(b) of the Securities Act of 1933, as amended.

“Closing Date” has the meaning given in the Subscription Agreement; provided that if there is more than one Closing Date pursuant to the Subscription Agreement, this term shall refer to the latest such Closing Date.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock, $2.50 par value per share, of the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Holder” means the record owner of Registrable Securities.

“Person” means any natural person, corporation, trust, association, limited liability company, partnership, joint venture or other entity and any government, governmental agency, instrumentality or political subdivision.

“Prospectus” shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments to the related Registration Statement, and in each case including all documents incorporated by reference therein.

“Register,” “registered” and “registration” refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such Registration Statement.

“Registrable Securities” shall mean the Shares; provided, however, that the Shares shall cease to be Registrable Securities upon the earlier of (1) a Registration Statement with respect to such Shares for the resale thereof having been declared effective under the Securities Act and such Shares having been disposed of pursuant to such Registration Statement, (2) such Shares having become eligible to be sold without restriction as contemplated by Rule 144 under the Securities Act by a person who is not an Affiliate of the Company, or (3) such Shares having ceased to be outstanding.

“Securities Act” means the Securities Act of 1933, as amended.

(1) Closing Date to be inserted

“Shares” means the shares of Common Stock sold and issued to the Investors pursuant to the Subscription Agreement (and any shares of Common Stock issued in respect thereof as a result of any stock split, stock dividend, recapitalization or exchange).

“Subscription Agreement” means, collectively, Subscription Agreements between the Company and the Investors relating to the purchase and sale of the Shares as of the date hereof.

Section 2.              Registration.

(a)           Subject to the receipt of all necessary information from the Investors, the Company shall use its reasonable best efforts to (i) prepare and file a “shelf” registration statement on such  form as is then available to effect a registration of the Registrable Securities, under the Securities Act covering an offering of the Registrable Securities on a continuous basis pursuant to Rule 415 under the Securities Act (the “Registration Statement”), on or before the date that is ten (10) days after the Closing Date (the “Filing Date”), (ii) cause such Registration Statement to become effective as soon as practicable after filing, but in no event later than the date that is one hundred (100) days after the Closing Date (the “Effectiveness Date”) and (iii) cause such Registration Statement to remain effective (including preparing and filing with the Commission such amendments and supplements to such Registration Statement and the Prospectus contained therein as may be necessary to keep such Registration Statement effective) until all of the Registrable Securities covered by such Registration Statement have been sold or as otherwise set forth in this Section 2.

(b)           The Company shall use its reasonable best efforts to maintain the effectiveness of the Registration Statement under the Securities Act until the earlier of:  (i) the date that is one (1) year after the Closing Date; and (ii) the date on which all of the Registrable Securities have been sold pursuant to the Registration Statement or no longer constitute Registrable Securities (the period ending as of such earlier date, the “Registration Period”).

(c)           Notwithstanding the foregoing, the Company’s obligations under Sections 2(a) and 2(b) to cause the Registration Statement to become and remain effective shall be suspended, at the option of the Company, for not more than a total of sixty (60) days (and not for more than forty five (45) consecutive days) in any 365 day period (an “Allowed Delay”) if the Company determines in good faith that an event has occurred or a condition exists that results or may result in a Misstatement (as defined in Section 11 below).

Section 3.              Registration Procedures.  If and whenever the Company is required by the provisions of Section 2 hereof to effect the registration of Registrable Securities under the Securities Act, the Company will:

(a)           If the offering is to be underwritten in whole or in part, enter into a customary written underwriting agreement in form and substance reasonably satisfactory to the managing underwriter of the public offering, the Company and the Holders of a majority of the Registrable Securities participating in such offering;

(b)           Furnish to the Holders participating in such registration such reasonable number of copies of the Registration Statement and each amendment and supplement thereto, preliminary Prospectus, final Prospectus and such other documents as such Holders may reasonably request in order to facilitate the public offering of such securities;

(c)           At the request of a Holder, use reasonable best efforts to register or qualify the securities covered by such Registration Statement under such state securities or blue sky laws of such jurisdictions in the United States as such participating Holders may reasonably request prior to the effectiveness of such Registration Statement; provided, however, that in no event shall the Company be obligated to (i) qualify as a foreign corporation or dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section 3 or (ii) file any general consent to service of process in any jurisdiction where it is not so subject;

(d)           Notify the Holders participating in such registration, promptly after it receives notice thereof, of the date and time when such Registration Statement and each post-effective amendment thereto has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed;

(e)           Notify such Holders promptly of any request by the Commission to amend or supplement such Registration Statement or Prospectus or for additional information;

(f)            Prepare and file with the Commission, promptly upon the request of the Holders of at least 35% of the Registrable Securities, any amendments or supplements to such Registration Statement or Prospectus which, in the written opinion of such counsel as may be appointed by the Holders of a majority of the Registrable Securities, which opinion shall be reasonably acceptable to counsel for the Company, is required under the Securities Act or the rules and regulations of the Commission thereunder in connection with the distribution of the Registrable Securities by such Holders;

(g)           Prepare and file promptly with the Commission, and promptly notify such Holders of the filing of, such amendments or supplements to such Registration Statement or Prospectus as may be necessary to correct any statements or omissions if, at the time when a Prospectus relating to such securities is required to be delivered under the Securities Act, any event has occurred as the result of which any such Prospectus or any other Prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(h)           Advise such Holders, promptly after it receives notice or obtains knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal, rescission or removal if such stop order should be issued;

(i)            At the request of a managing underwriter of the public offering, if the offering is to be underwritten in whole or in part, use its reasonable best efforts to furnish to such managing underwriter, at the closing provided for in the underwriting agreement: (A) an opinion of the counsel representing the Company for the purposes of such registration, dated as of the date of closing, addressed to the underwriters covering such matters with respect to the Registration Statement, the Prospectus and each amendment or supplement thereto, proceedings under state and federal securities laws, other matters relating to the Company, the securities being registered and the offer and sale of such securities as are customarily the subject of opinions of issuer’s counsel provided to underwriters in underwritten public offerings and (B) a letter of the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to the underwriters in an underwritten public offering, addressed to the underwriters;

(j)            Provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the Effectiveness Date; and

(k)           Use reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange on which securities of the same class issued by the Company are then listed.

Section 4.              Accuracy of Registration Statement.  Subject to the Company’s rights under Section 2(c) and Section 11, any Registration Statement (including any amendments or supplements thereto and Prospectuses contained therein) filed by the Company covering Registrable Securities will not, in the case of the Registration Statement, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading and will not, in the case of the Prospectus, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  Subject to the limitations set forth in Section 11, the Company will prepare and file with the Commission such amendments (including post-effective amendments) and supplements to any Registration Statement and the Prospectus used in connection with the Registration Statement as may be necessary to permit sales pursuant to the Registration Statement at all times during the Registration Period (subject to any such post-effective amendment that is not automatically effective upon filing being declared effective), and, during such period, will comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by any Registration Statement until the termination of the Registration Period, or if earlier, until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement.

Section 5.              Additional Obligations of the Company.

5.1           Review.  The Company will permit such counsel as may be appointed by the Holders of a majority of the Registrable Securities (which counsel shall be reasonably acceptable to the Company), to review any Registration Statement covering Registrable Securities and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof) a reasonable period of time prior to their filing with the Commission, and will not file any document in a form to which such counsel reasonably objects, unless otherwise required by law in the opinion of the Company’s counsel.  The sections of any such Registration Statement including information with respect to the Investor, the Investor’s beneficial ownership of securities of the Company or the Investor’s intended method of disposition of Registrable Securities must conform to the information provided to the Company by the Investor (unless otherwise required by law in the opinion of the Company’s counsel).

5.2           Expenses.  With respect to the registration effected pursuant to Section 2 hereof, the Company will bear all fees, costs and expenses of and incidental to the Company’s performance of or compliance with this Agreement with respect to such registration and the public offering in connection therewith; provided, however, that the Company shall not be liable for any underwriting, brokerage or other selling discounts and commissions, which in all cases shall be borne by the Holders.  Such fees, costs and expenses of registration to be borne as provided in the preceding sentence, include, without limitation, all registration, filing and Financial Industry Regulatory Authority, Inc. fees, printing expenses, fees and disbursements of counsel and accountants for the Company and all expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified.  The Holders will bear all fees and disbursements of one firm of counsel for all selling security holders, selected by the Holders of a majority of the Registrable Securities to be included in such registration.

5.3           Due Diligence.  The Company will make available during normal business hours for inspection by any Investor whose Registrable Securities are being sold pursuant to a Registration Statement and one firm of attorneys retained by the Investors (collectively, the “Inspectors”), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”), as each Inspector reasonably deems necessary to enable the Inspector to exercise its due diligence responsibility.  The Company will cause its officers, directors and employees to supply all information that any Inspector may reasonably request for purposes of performing such due diligence.  Each Inspector will hold in confidence, and will not make any disclosure of, any Records or other information that the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless:  (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement; (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (iii) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement.

Notwithstanding any of the foregoing, nothing herein shall obligate the Company to provide to any Investor, or to any advisors or representatives of any Investor, any material nonpublic information.  The Company shall not disclose material nonpublic information to the Investors, or to advisors to or representatives of the Investors, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Investors, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and any Investor wishing to obtain such information enters into an appropriate confidentiality agreement with the Company with respect thereto.

Section 6.              Indemnification.

(a)           The Company will, and does hereby undertake to, indemnify and hold harmless each Holder, each of its officers, directors and partners, and each person controlling such Holder within the meaning of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including settlement of any litigation, commenced or threatened (such settlement to be made in accordance with the terms of Section 6(c) of this Agreement) to which they may become subject under the Securities Act, the Exchange Act, or other federal or state law, arising out of or based on compliance with, any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, Prospectus (preliminary or final), offering circular or other document or amendments thereto, or arising out of or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or arising out of or any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action or inaction required of the Company by such rule or regulation in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action; provided, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument executed by a Holder or underwriter expressly for use in connection with such registration.

(b)           Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify and hold harmless the Company, each of its directors and officers, agents and employees, each underwriter, if any, of the Company’s securities covered by such a Registration Statement, each person who controls the Company or such underwriter within the meaning of the Securities Act, and each other such Holder, each of its officers, directors and partners and each person controlling such Holder within the meaning of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof to which they may become subject) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, Prospectus, offering circular or other document, or amendments thereto, or any omission (or alleged omission) to state therein a material fact required to be stated therein in light of the circumstances in which they were made, or necessary to make the statements therein, not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, Prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument executed by such Holder expressly for use in connection with such registration; provided, however, that the obligations of such Holders hereunder shall be limited to an amount equal to the proceeds to each such Holder of Registrable Securities from the sale of such Registrable Securities as contemplated herein.

(c)           Each party entitled to indemnification under this Section (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall deliver written notice to the Indemnifying Party of commencement thereof.  The Indemnifying Party, at its sole option, may participate in or assume the defense of any such claim or any litigation resulting therefrom with counsel reasonably satisfactory to the Indemnified Party, and the Indemnified Party may participate in such defense at Indemnified Party’s expense.  After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action and engagement of such counsel, the Indemnifying Party shall not be liable to the Indemnified Party under this Section 6 for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof.  No Indemnifying Party shall (i) without the prior written consent of the Indemnified Parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each Indemnified Party from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Indemnified Party or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the Indemnifying Party or if there be a final judgment of the plaintiff in any such action, the Indemnifying Party agrees to indemnify and hold harmless any Indemnified Party from and against any loss or liability by reason of such settlement or judgment to the extent required by this Section 6.

(d)           The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party or any officer, director or controlling person of such Indemnified Party and will survive the transfer of Registrable Securities.  The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section except to the extent that such failure to give notice shall materially adversely affect the Indemnifying Party in the defense of any such litigation.  No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term a release from all liability in respect to such claim or litigation by the claimant or plaintiff to such Indemnified Party.

(e)           If the indemnification provided for in subsection (a) or (b) of this Section is held by a court of competent jurisdiction to be unavailable to a party to be indemnified with respect to any claims, actions, demands, losses, damages, liabilities, costs or expenses referred to therein, then each Indemnifying Party under any such subsection, in lieu of indemnifying such Indemnified Party thereunder, agrees to contribute to the amount paid or payable by such Indemnified Party as a result of such claims, actions, demands, losses, damages, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such claims, actions, demands, losses, damages, liabilities, costs or expenses, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  Notwithstanding the foregoing, the amount any Holder of Registrable Securities will be obligated to contribute pursuant to this subsection will be limited to an amount equal to the per share public offering price (less any underwriting discount and commissions) multiplied by the number of shares of Registrable Securities sold by such Holder pursuant to the Registration Statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which such Holder has otherwise been required to pay in respect of such claim, action, demand, loss, damage, liability, cost or expense or any substantially similar claim, action, demand, loss, damage, liability, cost or expense arising from the sale of such Registrable Securities). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution hereunder from any person who was not guilty of such fraudulent misrepresentation.

Section 7.              Reporting Requirements Under Exchange Act.  The Company will maintain the effectiveness of its registration of Common Stock under Section 12 of the Exchange Act and use its reasonable best efforts to timely file (whether or not it is then required to do so) such information, documents and reports as the Commission may require or prescribe under the Securities Act or the Exchange Act.  The Company will, forthwith upon written request, furnish to any Holder of Registrable Securities a written statement by the Company, if true, that it has complied with such reporting requirements.  In addition, the Company will use its reasonable best efforts to take such other measures and file such other information, documents and reports, as may be required of it hereafter by the Commission as a condition to the availability of Rule 144 under the Securities Act (or any similar exemptive provision hereafter in effect).  This Section 7 shall cease to apply as of the end of the Registration Period.

Section 8.              Participation in an Underwritten Registration.  No Holder may participate in an underwritten registration relating to a sale of the Common Stock unless such Holder (a) agrees to sell such Holder’s Registrable Securities on the basis provided in any underwriting arrangement approved by the Company in accordance with the provision of Section 3(a) of this Agreement and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents reasonably required under the terms of such underwriting arrangements.

Section 9.              Selection of Underwriters.  The Holders of Registrable Securities covered by the Registration Statement who desire to do so may sell the Shares covered by such Registration Statement in an underwritten offering.  In any such underwritten offering, the underwriter or underwriters and manager or managers that will administer the offering will be selected by the Holders of a majority of the Registrable Securities included in such offering; provided, however, that such underwriters and managers must be reasonably satisfactory to the Company.

Section 10.            Holder Information.

(a)           The rights of each Holder of Registrable Securities to participate in any registration to be effected pursuant to this Agreement is subject to such Holder furnishing the Company with such information with respect to such Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request and as may be required by law or by the Commission in connection therewith, and each Holder of Registrable Securities as to which any registration is to be effected pursuant to this Agreement shall furnish the Company with such information by a written instrument executed by such Holder.

(b)           Each selling Holder shall promptly advise the Company in writing if changes in the Registration Statement or the Prospectus are required in order that disclosures made in the Registration Statement or Prospectus based upon written information previously provided or approved by the selling Holder for use in the Registration Statement and Prospectus, will not, in the case of the Registration Statement, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and will not, in the case of the Prospectus, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Section 11.            Suspension of Sales.  Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (a “Misstatement”), each Holder of Registrable Securities shall forthwith discontinue disposition of Registrable Securities until such Holder has received copies of the supplemented or amended Registration Statement or Prospectus that corrects such Misstatement, or until such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.  The Investor acknowledges that an event or condition that results or may result in a Misstatement could include a bona fide transaction or financing under consideration by the Company or other event or condition that would require the disclosure of information that has not been, and is not otherwise required to be, disclosed to the public, the premature disclosure of which could materially and adversely affect the Company, and this Agreement shall not be construed to require the Company to make such premature disclosure.

Section 12.            Forms.  All references in this Agreement to particular forms of Registration Statements are intended to include, and will be deemed to include, references to all successor forms which are intended to replace, or to apply to similar transactions as, the forms herein referenced.

Section 13.            Miscellaneous.

13.1         Waivers and Amendments.  With the written consent of the Holders of a majority of the Registrable Securities then outstanding, the obligations of the Company and the rights of the Holders under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent the Company may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of any supplemental agreement or modifying in any manner the rights and obligations hereunder of the Holders and the Company; provided, however, that no such waiver or supplemental agreement may reduce the aforesaid proportion of Registrable Securities, the Holders of which are required to consent to any waiver or supplemental agreement, without the consent of the Holders of all the Registrable Securities; and provided further, and notwithstanding any provision herein to the contrary, that any such waiver amendment or supplement that applies only to a particular registration shall require only the written consent of the Holders of a majority of the Registrable Securities included in such registration.  Notwithstanding the foregoing, if any such amendment, modification or waiver would adversely affect in any material respect any Holder or group of Holders who have comparable rights under this Agreement disproportionately to the other Holders having such comparable rights, such amendment, modification, or waiver shall also require the written consent of the Holder(s) so adversely affected.  Upon the effectuation of each such waiver, consent or agreement of amendment or modification, the Company will give prompt written notice thereof to the Holders of the Registrable Securities who have not previously consented thereto in writing.  Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally or by course of dealing, except by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this Section 13.1.  Specifically, but without limiting the generality of the foregoing, the failure of any Investor at any time or times to require performance of any provision hereof by the Company will not affect the right of any Investor at a later time to enforce the same.  No waiver by any party of the breach of any term or provision contained in this Agreement, in any one or more instances, will be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

13.2         Effect of Waiver or Amendment.  The Investor acknowledges that by operation of Section 13.1 the Holders of a majority of the Registrable Securities will, subject to the limitations contained in Section 13.1, have the right and power to diminish or eliminate certain rights of such Investor under this Agreement.

13.3         Rights of Investors Inter Se.  The Investor has the absolute right to exercise or refrain from exercising any right or rights which the Investor may have by reason of this Agreement or any Registrable Security, including, without limitation, the right to consent to the waiver of any obligation of the Company under this Agreement and to enter into an agreement with the Company for the purpose of modifying this Agreement or any agreement effecting any such modification, and the Investor will not incur any liability to any other Investor or Investors with respect to exercising or refraining from exercising any such right or rights.

13.4         Notices.  All notices, requests, consents and other communications required or permitted hereunder will be in writing and will be delivered, or mailed first class postage prepaid, registered or certified mail,

(a)           If to the Investor, addressed to the Investor at its address shown on the Investor’s Subscription Agreement related to the Registrable Securities hereto, or at such other address as the Investor may specify by written notice to the Company; or

(b)           If to the Company, at 520 Gervais Street, Columbia, South Carolina 29201, Attention: Richard C. Mathis, Executive Vice President and Chief Risk Officer, or at such other address as the Company may specify by written notice to the Investors;

and each such notice, request, consent and other communication will for all purposes of this Agreement be treated as being effective or having been given when delivered, if delivered personally, or, if sent by mail, at the earlier of its actual receipt or three (3) days after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and postage prepaid as aforesaid.

13.5         Severability.  If any one or more of the provisions of this Agreement or of any agreement entered into pursuant to this Agreement is determined to be illegal or unenforceable, it is the intention of the parties hereto that all other provisions of this Agreement and of each other agreement entered into pursuant to this Agreement should be given effect separately from the provision or provisions determined to be illegal or unenforceable and not be affected thereby.

13.6         Parties in Interest.  All the terms and provisions of this Agreement will be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not and, in particular, will inure to the benefit of and be enforceable by the Holder or Holders at the time of any registration of Registrable Securities.  Subject to the immediately preceding sentence, this Agreement will not run to the benefit of or be enforceable by any Person other than a party to this Agreement and its successors and assigns.

13.7         Headings.  The headings of the sections, subsections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

13.8         Entire Agreement.  This Agreement constitutes the entire understanding of the parties with respect to the subject matter hereto and supersedes all prior understanding among such parties with respect to the subject matter hereto.

Section 14.            Governing Law; Jurisdiction.

All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that any suit, action or proceeding (a “Proceeding”) concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the New York Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

14.2         Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document.  All such counterparts will be deemed an original, will be construed together and will constitute one and the same instrument.

14.3         Assignment of Registration Rights.  The rights of the Investor hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, will be automatically assigned by the Investor to transferees or assignees of all or any portion of the Registrable Securities, but only if:  (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned; (c) after such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws; (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein and (e) such transfer shall have been made in accordance with the applicable requirements of the Subscription Agreement.

14.4.        No Piggyback on Registrations; Prohibit on Filing Other Registration Statements.  The Company shall not include securities of the Company in the Registration Statement other than the Registrable Securities and the Company shall not, prior to the date on which the initial Registration Statement is first declared effective by the Commission (the “Effective Date”), enter into any agreement providing any such right to any of its security holders. The Company shall not, from the date hereof until the date that is 30 days after the Effective Date, prepare and file with the Commission a registration statement relating to an offering for its own account under the Securities Act of any of its Common Shares.  Notwithstanding anything to the contrary herein, this Section 14.4 shall not apply to and shall not limit the Company with respect to (i) a registration statement on Form S-8, (ii) in connection with an acquisition, a registration statement on Form S-4, (iii) a registration statement filed in connection with U.S. Treasury’s Capital Purchase Program, or (iv) a registration statement to register for resale securities issued by the Company pursuant to acquisitions or strategic transactions (other than a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing funds in securities for its own account) approved by the board of directors of the Company.

[SIGNATURE PAGE TO FOLLOW]

In Witness Whereof, each of the parties hereto has caused this Registration Rights Agreement to be executed personally or by a duly authorized representative thereof as of the day and year first above written.

SCBT FINANCIAL CORPORATION
Printed Name of Investor

By:		By:
	Name:		Name:
	Title:		Title: